Exhibit 99.1

CONFORMED VERSION

WAIVER, CONSENT AND TWELFTH AMENDMENT
TO REVOLVING CREDIT, TERM LOAN AND
GUARANTY AGREEMENT

                    WAIVER, CONSENT AND TWELFTH AMENDMENT, dated as of June 27, 2005 (the "Amendment"), to the REVOLVING CREDIT, TERM LOAN AND GUARANTY AGREEMENT, dated as of December 24, 2002, among UNITED AIR LINES, INC., a Delaware corporation (the "Borrower"), a debtor and a debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, UAL CORPORATION, a Delaware corporation and the parent company of the Borrower (the "Parent") and all of the direct and indirect subsidiaries of the Borrower and the Parent signatory thereto (the "Subsidiaries" and together with the Parent, each a "Guarantor" and collectively the "Guarantors"), each of which Guarantors referred to in this paragraph is a debtor and a debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), a national banking corporation ("JPMCB"), CITICORP USA, INC., a Delaware corporation ("CITI"), THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CIT Group"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("GECC"), each of the other financial institutions from time to time party hereto (together with JPMCB, CITI, CIT Group and GECC, the "Lenders"), JPMORGAN CHASE BANK, N.A. and CITI, as co-administrative agents (together, the "Agents") for the Lenders and JPMORGAN CHASE BANK, N.A., as paying agent (in such capacity, the "Paying Agent") for the Lenders.

W I T N E S S E T H:

                    WHEREAS, the Borrower, the Guarantors, the Lenders, the Paying Agent and the Agents are parties to that certain Revolving Credit, Term Loan and Guaranty Agreement, dated as of December 24, 2002 (as heretofore amended, modified or supplemented, and as in effect on the date hereof, the "Credit Agreement");

                    WHEREAS, the Borrower and the Guarantors have requested that the Lenders agree to (A) waive the Events of Default described in Article II hereof, (B) consent to the amendments to the Aircraft Mortgage and SGR Security Agreement described in Article III hereof and (C) amend the Credit Agreement as set forth in Article IV hereof to provide, among other things, that the Maturity Date of the Credit Agreement be extended to December 30, 2005 (with an option exercisable by the Borrower, provided that no Event of Default exists on December 30, 2005, to further extend the Maturity Date to March 31, 2006), the Total Tranche B Commitment under the Credit Agreement be increased to $1,100,000,000, that certain covenants be amended and that the Credit Agreement be otherwise amended as set forth herein, all subject to and upon the terms and conditions set forth herein;

                    WHEREAS, Section 10.03(b) of the Credit Agreement provides that each Lender may assign to one or more Lenders or Eligible Assignees all or a portion of its interests, rights and obligations under the Credit Agreement (including, without limitation, all or a portion of its Tranche A Commitment or Tranche B Commitment, as the case may be, and the same portion of the related Loans at the time owing to it) by executing and delivering with such Lender or Eligible Assignee an Assignment and Acceptance in substantially the form of Exhibit F to the Credit Agreement (a copy of which is annexed hereto as Exhibit A);

                    WHEREAS, to the extent certain Lenders wish to assign all or a portion of such Lenders' Total Commitment to certain financial institutions which, as of the date hereof, may not be party to the Credit Agreement (such financial institutions, collectively the "New Lenders"), such New Lenders shall assume, such interests, rights and obligations under the Credit Agreement;

                    WHEREAS, the Borrower, the Guarantors, the assigning Lenders, the Agents and the New Lenders have determined that the execution and delivery of this Amendment to effectuate a reallocation of the Total Commitment among the Lenders and the New Lenders will be more expeditious and administratively efficient than the execution and delivery of separate Assignment and Acceptances between each assigning Lender and each of the New Lenders; and

                    WHEREAS, upon the occurrence of the Assignment Effective Date (as hereinafter defined) of this Amendment, each of the New Lenders shall become a party to the Credit Agreement as a Lender and shall have the rights and obligations of a Lender thereunder, and the respective Tranche A Commitment and Tranche B Commitment, as the case may be, of each Lender (including, without limitation, each New Lender) under the Credit Agreement shall be in the amount set forth opposite its name on Annex A hereto, as the same may be reduced from time to time pursuant to Section 2.10 of the Credit Agreement;

                    NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I. Definitions

                    1.    As used herein, all terms that are defined in the Credit Agreement after giving effect to this Amendment shall have the same meanings herein.

ARTICLE II. Waivers

                    2.    Waiver. The Lenders hereby waive any Events of Default that have occurred or may occur as a result of (i) the Borrower's and the Guarantors' failure to (x) provide the 14-day notice required by Section 6(c)(iii) of the SGR Security Agreement of the suspension of service on Primary Routes in connection with the suspension of service on the Routes reflected on Schedule 1 attached hereto for the periods set forth on such Schedule and (y) to the extent such provisions are applicable, comply, as a result of such suspension, with any provisions of the Credit Agreement, including, but not limited to, the affirmative covenants set forth in Section 5.15 of the Credit Agreement with respect to Primary Foreign Slot utilization and Primary Route and Supporting Route Facilities utilization, respectively, (ii) the Borrower's failure to have delivered to the Agents and each of the Lenders within the timeframe required by Section 5.01(d) of the Credit Agreement the unaudited cash flow report for the month of March, 2005, (iii) having granted Liens (and filing a motion with the Bankruptcy Court seeking approval for such grant of Liens and the acquisition of certain aircraft under the Existing 1110 Repurchase Documents) on cash and made a deposit in an aggregate amount of approximately $11,400,000 to secure the obligations of the Borrower under the Existing 1110 Repurchase Documents and having executed that certain letter of intent, dated June 3, 2005, with respect to such transactions, in violation of Sections 6.01 and 6.16 of the Credit Agreement, (iv) the surveying by the Borrower of the Mortgaged Collateral reflected on Schedule 2 attached hereto in violation of Section 2.01(a) of the Aircraft Mortgage, (v) the Borrower's failure to satisfy the condition that no Event of Default shall have occurred and be continuing at the time of a continuation of a Eurodollar Loan and issuance of a Letter of Credit insofar as the Events of Default described in this Article II had occurred and were continuing at the time any Eurodollar Loans may have been continued or Letter of Credit issued, (vi) the Borrower's failure to comply with Sections 5.11, 6.06 and 6.11 of the Credit Agreement and Section 6(b) of the SGR Security Agreement as a result of filing a motion with the Bankruptcy Court seeking approval to (x) assume a master lease agreement for up to ten (10) Gate Leaseholds located at Newark International Airport, (y) assign two (2) of such Gate Leaseholds to Air Canada and relinquishment of one (1) Gate Leasehold to the Port Authority of New York and New Jersey and (z) remain liable for the obligations assumed by Air Canada under such assigned Gate Leaseholds, (vii) dispositions (including by lease, sublease, license or sublicense) or modification of certain Gate Leaseholds to the extent that such dispositions or modifications constitute one or more Events of Default under Sections 5.11, 6.06 and 6.11 of the Credit Agreement and Section 6(b) of the SGR Security Agreement, (viii) the Borrower's and the Guarantors' failure to provide written notice required pursuant to Section 5.05 of the Credit Agreement with respect to clauses (iii) through (vii) of this paragraph, and (ix) any consummation by the Borrower of the transactions contemplated by the Existing 1110 Repurchase Documents prior to the Amendment Effective Date (as defined in Article VI of this Amendment).

ARTICLE III. Consents

                    3.    Consents and Modification of Aircraft Mortgage and SGR Security Agreement.

                         (A)Consent to Amendment to Aircraft Mortgage. The Lenders hereby consent to, and authorize the Collateral Agent to execute, an amendment to the Aircraft Mortgage, substantially in the form of Exhibit B attached hereto, (i) permitting the Borrower to engage in surveying of three (3) additional Engines or Spare Engines which are surplus, obsolete, negligible or uneconomical as Engines or Spare Engines and (ii) clarifying that the modifications made to the Aircraft Mortgage pursuant to Mortgage Amendment No. 4 which provided the Borrower with the ability to engage in certain short-term leases of Engines and Spare Engines (each as defined in the Aircraft Mortgage) included the ability to lease QEC Kits along with such Engines and Spare Engines.

                        (B)Consent to Release of Collateral. The Lenders hereby consent to the release by the Collateral Agent of liens of record filed with the FAA or other liens which the Collateral Agent may acquire on any Acquired 1110 Asset or Acquired Aircraft Asset in connection with any Permitted Aircraft Financing, as the case may be, permitted by the Credit Agreement as amended by this Amendment.

                        (C)Consent to Amendment to SGR Security Agreement.

                                (i)    The Lenders hereby consent to, and authorize the Collateral Agent to execute, an amendment to the SGR Security Agreement, substantially in the form of Exhibit C attached hereto, which would, among other things, modify (x) the Borrower's notice requirements relating to modifications, discontinuations or suspensions of service on Routes, Primary Routes and the use of Supporting Route Facilities as a result of the repossession of Section 1110 Assets by the party providing financing therefor and (y) certain schedules attached thereto.

                                (ii)    The Lenders hereby consent to (x) the Borrower's permanent relinquishment of two (2) Primary Foreign Slots (for each winter season commencing winter 2005) at Charles de Gaulle International Airport set forth on Schedule 3 attached hereto and (y) the modification of Schedule 1.01(b) to the Credit Agreement and Schedule 4(f) to the SGR Security Agreement upon the relinquishment of the abovementioned Primary Foreign Slots.

ARTICLE IV. Amendments

                    4.    Amendments to Cover Page. The cover page of the Credit Agreement is hereby deleted in its entirety and replaced with the new cover page attached hereto as Exhibit D.

                    5.    Amendments to Introductory Statement. The Introductory Statement of the Credit Agreement is hereby amended by: (A) deleting the amount "$1,000,000,000" appearing in the second paragraph thereof and inserting in lieu thereof the amount "$1,300,000,000"; and (B) deleting the amount "$800,000,000" appearing in the second paragraph thereof and inserting in lieu thereof the amount "$1,100,000,000".

                    6.    Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by:

                        (A)    deleting the definition of each of the following terms: "Collateral Documents", "Maturity Date" and "Orders", appearing therein, and inserting the following new definitions in appropriate alphabetical order:

      "Collateral Documents" shall mean, collectively, the Security and Pledge Agreement, the Aircraft Mortgage (including, without limitation, any Mortgage Supplement), the SGR Security Agreement, the Mortgage Amendment, Mortgage Amendment No. 2, Mortgage Amendment No. 3, Mortgage Amendment No. 4, Mortgage Amendment No. 5, and other agreements, instruments or documents that create or purport to create a Lien in favor of the Collateral Agent for the benefit of the Lenders.

      "Maturity Date" shall mean December 30, 2005, provided that such date may be extended to March 31, 2006 at the sole option of the Borrower upon written notice delivered to Agents no later than December 15, 2005 of the Borrower's intention to exercise such option only if there shall be no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default on December 30, 2005.

      "Orders" shall mean the Interim Order and the Final Order of the Bankruptcy Court referred to in Sections 4.01(b) and 4.02(d) and the Seventh Amendment Order, the Eighth Amendment Order, the Tenth Amendment Order, the Eleventh Amendment Order and the Twelfth Amendment Order.

                        (B)    inserting the following new definitions of the terms "Acquired 1110 Asset", "Acquired Aircraft Asset", "Acquisition Deposit", "Eligible Primary Routes Collateral Value", "Existing 1110 Repurchase Documents", "Financing Shortfall", "Forfeited Acquisition Deposits", "Gates", "Miscellaneous Airport Leases", "Mortgage Amendment No. 5", "Permitted 1110 Acquisition", "Permitted Aircraft Acquisition", "Permitted Aircraft Financing", "Retained Acquisition Amount", "Section 1110 Total Assets", "Twelfth Amendment", and "Twelfth Amendment Order" in appropriate alphabetical order:
      "Acquired 1110 Asset" shall mean a Section 1110 Total Asset, the liens upon which shall have become satisfied or released or title shall be transferred to the Borrower pursuant to a Permitted 1110 Acquisition.

      "Acquired Aircraft Asset" shall mean an aircraft, engine or spare engine acquired by the Borrower pursuant to a Permitted Aircraft Acquisition.

      "Acquisition Deposit" shall mean any cash expenditure made as a deposit in connection with the Borrower's commitment to acquire any Section 1110 Total Assets or Acquired Aircraft Assets until applied to reduce the purchase price in a fully consummated transaction for such Section 1110 Total Asset or Acquired Aircraft Asset.

      "Eligible Primary Routes Collateral Value" shall mean, at the time of any determination thereof, an amount equal to the lesser of (i) $600,000,000 in respect of the Primary Routes and (ii) 25% of the appraised value of the Primary Routes as set forth in the Current Appraisal.

      "Existing 1110 Repurchase Documents" shall mean (i) that certain letter of intent dated June 3, 2005 among the Borrower and certain financiers of four (4) aircraft constituting Section 1110 Total Assets, which letter of intent provides for, among other things, a commitment by the Borrower to (a) purchase such four (4) aircraft and (b) provide for a cash deposit of approximately $11,400,000 to secure the Borrower's commitment to purchase such four (4) aircraft and (ii) any other documents, instruments or agreements that the Borrower may be reasonably required to execute to consummate the transactions contemplated thereby.

      "Financing Shortfall" shall mean (i) the difference between cash Capital Expenditures and other cash disbursements made in connection with any Permitted 1110 Acquisition and any Permitted Aircraft Acquisition and the amount refinanced pursuant to a Permitted Aircraft Financing (including any shortfall in connection with the transactions described in the Existing 1110 Repurchase Documents) which Permitted Aircraft Financing shall have occurred by the earliest of (x) ninety (90) days from the execution of any letter of intent or similar commitment to purchase such Acquired 1110 Asset or Acquired Aircraft Asset, (y) forty-five (45) days from the closing of the Permitted 1110 Acquisition or Permitted Aircraft Acquisition relating to such Acquired 1110 Asset or Acquired Aircraft Asset and (z) December 30, 2005 (it being understood that no deadline for refinancing set forth in the preceding clauses (x), (y) or (z) may be extended beyond December 30, 2005 by application of Section 7.01(d)) and (ii) in connection with any refinancing or replacement of a financing arrangement secured directly or indirectly by "equipment" described in Section 1110(a)(3) of the Bankruptcy Code in connection with which the Borrower at no time obtains title to such equipment, cash Capital Expenditures or other cash disbursements by the Borrower in connection with such refinancing or replacement.

      "Forfeited Acquisition Deposits" shall have the meaning set forth in Section 6.04(e)(iii).

      "Gates" shall mean the area in an airport through which passengers enplane and deplane an aircraft (including associated aircraft parking positions) and the corresponding holding room areas, seating areas and check-in service counter(s) leased or otherwise made available to the Borrower on an exclusive or preferential use basis.

      "Miscellaneous Airport Leases" shall mean all of the right, title, privilege, interest and authority now or hereafter acquired or held by the Borrower or, if applicable, a Guarantor in connection with the right to use or occupy space (other than Gates) in any airport or terminal at which the Borrower conducts scheduled operations.

      "Mortgage Amendment No. 5" shall mean that certain Fifth Amendment to the Aircraft Mortgage dated as of July 18, 2005.

      "Permitted 1110 Acquisition" shall mean a transaction entered into in accordance with the terms herein pursuant to which the Borrower shall satisfy all of its obligations under all security agreements, leases or conditional sale agreements with recourse against any Section 1110 Total Asset and (a) if the Borrower previously held title to such Section 1110 Total Asset, all Liens and obligations with recourse against such Section 1110 Total Asset are satisfied or otherwise released (other than the Liens granted in favor of the Collateral Agent) or (b) if the Borrower did not previously hold title to such Section 1110 Total Asset, the Borrower shall obtain title to such Section 1110 Total Asset free and clear of any Liens and obligations with recourse against such Section 1110 Total Asset (other than the Liens granted in favor of the Collateral Agent).

      "Permitted Aircraft Acquisition" shall mean a transaction (other than a Permitted 1110 Acquisition) entered into in accordance with the terms herein pursuant to which the Borrower shall purchase an aircraft, engine or spare engine and such equipment shall be (i) acquired for the sole purpose of replacing a Section 1110 Total Asset that was repossessed or rejected after March 27, 2005 or is expected to be imminently repossessed or rejected and (ii) delivered to the Borrower free and clear of any Liens or any other interests therein (other than the Liens granted in favor of the Collateral Agent), provided, that the aggregate Retained Acquisition Amount, measured at the end of each fiscal month, may not exceed a 20% variance from the aircraft cash expenditure provisions contained in the updated business plan delivered to the Agents on June 14, 2005 or the supplement thereto delivered to the Agents on July 13, 2005 for such fiscal month end.

      "Permitted Aircraft Financing" shall mean the consummation by the Borrower of (i) a sale of an Acquired 1110 Asset or an Acquired Aircraft Asset to an equipment financier and a substantially contemporaneous lease of such Acquired 1110 Asset or Acquired Aircraft Asset back to the Borrower or (ii) a transaction pursuant to a financing or re-financing arrangement in connection with which an Acquired 1110 Asset or an Acquired Aircraft Asset is pledged or otherwise subjected to Liens granted in favor of an equipment financier in exchange for loans made in connection with such financing or re-financing arrangement (it being understood that such transactions described in clauses (i) and (ii) may be consummated either substantially contemporaneous with the Permitted 1110 Acquisition or Permitted Aircraft Acquisition relating to a relevant Acquired 1110 Asset or Acquired Aircraft Asset, as the case may be, or subsequent thereto), provided that the transactions described in clauses (i) and (ii) shall (a) have a maturity no earlier than March 31, 2006, (b) not be secured by Liens on any other assets of the Borrower or the Guarantors other than the Acquired 1110 Asset or Acquired Aircraft Asset, as the case may be, being pledged as security therefor, (c) be in a financed amount, which together with the financed amounts for all other Acquired 1110 Assets and Acquired Assets is equal to at least 75% of the aggregate purchase price paid by the Borrower or Guarantor for all Acquired 1110 Assets and Acquired Aircraft Assets as of the date of such Permitted Aircraft Financing, (d) not receive any claim which is pari passu with or senior to the claims of the Agents and the Lenders against the Borrower and the Guarantors or the Carve-Out, (e) not contain default provisions arising solely as a result of a default under this Agreement, (f) contain covenants and other agreements relating exclusively to the Acquired 1110 Asset or Acquired Aircraft Asset, as the case may be, being pledged as security therefor and (g) contain cash expenditure provisions, on an aggregate basis with any other Permitted Aircraft Financings, measured at the end of each fiscal month, of not more than a 20% variance from the aircraft cash expenditure provisions contained in the updated business plan delivered to the Agents on June 14, 2005 or the supplement thereto delivered to the Agents on July 13, 2005 for such fiscal month end (it being understood that the cash expenditures relating to Permitted Aircraft Financings of up to five (5) aircraft which were not part of the Borrower's aircraft fleet on June 27, 2005 shall not be subject to, or included in, the analysis under this clause (g) for any purpose), provided further that copies of all material agreements in connection with the transactions described in clauses (i) and (ii) shall be promptly delivered to the Agents upon consummation of such transactions.

      "Retained Acquisition Amount" shall mean the aggregate amount of cash Capital Expenditures made in connection with any Permitted 1110 Acquisition and any Permitted Aircraft Acquisition (including Capital Expenditures made in connection with the transactions described in the Existing 1110 Repurchase Documents) with respect to which the relevant Acquired 1110 Asset or Acquired Aircraft Asset (as the case may be) has not been refinanced pursuant to a Permitted Aircraft Financing by the earliest to occur of (x) ninety (90) days from the execution of any letter of intent or similar commitment to purchase such Acquired 1110 Asset or Acquired Aircraft Asset, (y) forty-five (45) days from the closing of the Permitted 1110 Acquisition or Permitted Aircraft Acquisition relating to such Acquired 1110 Asset or Acquired Aircraft Asset and (z) December 30, 2005 (it being understood that no deadline for refinancing set forth in the preceding clauses (x), (y) or (z) may be extended beyond December 30, 2005 by application of Section 7.01(d)).

      "Section 1110 Total Assets" shall mean property (and agreements related to such property) that qualifies as an "aircraft," "aircraft engine," "propeller," "appliance" or "spare part" (as defined in Section 40102 of Title 49) as those terms are used in Section 1110(a)(3)(A)(i) and (B) of the Bankruptcy Code which is subject to a security agreement, lease or conditional sale agreement related thereto (regardless of whether such security agreement, lease or conditional sale agreement expressly prohibits the Borrower or any applicable Guarantor from granting liens thereon or assignments thereof) under which the applicable secured party, lessor or seller is entitled to the protections afforded under Section 1110 of the Bankruptcy Code with respect to such property or agreements.

      "Twelfth Amendment" shall mean that certain Waiver, Consent and Twelfth Amendment dated as of June 27, 2005.

      "Twelfth Amendment Order" shall mean an order of the Bankruptcy Court in form and substance reasonably satisfactory to the Agents approving the execution of the Twelfth Amendment and the payment of the fees contemplated thereby.

                        (C)amending the definition of "Section 1110 Assets" by inserting immediately before the period appearing at the end of such definition the phrase "provided, that any property which shall have been the subject of a Permitted 1110 Acquisition shall no longer constitute a Section 1110 Asset";

                        (D)amending the definition of "Borrowing Base" by deleting clause "(B)" appearing at the end of the first sentence thereof in its entirety and inserting in lieu thereof the following new clause (B): "(B) Eligible Primary Routes Collateral Value";

                        (E)amending the definition of "EBITDAR" by (i) immediately following the phrase "on the first fiscal month period ending on February 28, 2005" appearing in clause (a)(xiii) of such definition and immediately before the comma following such phrase, inserting the phrase "and ending on the fiscal month period ending on May 31, 2005", (ii) deleting the word "and" appearing before clause (a)(xiv) appearing therein and (iii) inserting immediately following phrase (a)(xiv) appearing therein the following new clause (a)(xv):

      "; and (xv) for the period commencing on the first fiscal month period ending on June 30, 2005, in the event that the average price of fuel during any fiscal month period exceeds the price of fuel reflected in the updated business plan delivered by the Borrower to the Agents on June 14, 2005 for such fiscal month period, an amount equal to the difference between (in no case to exceed $20,000,000 or be a negative number for such fiscal month period) (A) the product of such increase in fuel price per gallon multiplied by the Borrower's actual number of gallons of fuel consumed during such fiscal month, less (B) an amount equal to the product of the increase, if any, in the ratio of passenger revenue to available seat miles ("PRASM") during any fiscal month period as compared to the PRASM reflected in such updated business plan for such fiscal month multiplied by the Borrower's actual available seat miles flown during such fiscal month"; and
                        (F)amending the definition of "Gate Leaseholds" by inserting the following words at the end thereof: ", including, without limitation, Gates and Miscellaneous Airport Leases".

                    7.    Amendment to Section 2.01. Section 2.01 of the Credit Agreement is hereby amended by (A) deleting the amount "$800,000,000" appearing in the first sentence of Section 2.01(b) and inserting in lieu thereof the amount "$1,100,000,000", (B) deleting the word "and" appearing in the second sentence of Section 2.01(b) immediately preceding clause (ii) thereof and inserting in lieu thereof a comma, and (C) inserting the following new clause (iii) at the end of the second sentence of Section 2.01(b):

            "and (iii) the conditions to effectiveness of the Twelfth Amendment, to make an additional Tranche B
            Loan to the Borrower in an amount equal to such Tranche B Lender's Tranche B Commitment
            Percentage of the amount by which $1,100,000,000 exceeds the aggregate Tranche B Loans then outstanding.".
                    8.    Amendments to Section 2.08. Section 2.08 of the Credit Agreement is hereby amended by (A) deleting the percentage "3.5%" appearing in subsection (a) thereof and inserting in lieu thereof the percentage "3.25%" and (B) deleting the percentage "4.5%" in subsection (b) thereof and inserting in lieu thereof the percentage "4.25%".

                    9.    Amendment to Section 2.21. Section 2.21 of the Credit Agreement is hereby amended by deleting the words "four and one-half percent (4.5%)" appearing in clause (i) of the first sentence thereof and inserting in lieu thereof the words "four and one-quarter percent (4.25%)".

                    10.    Amendment to Section 2.23. Section 2.23 of the Credit Agreement is hereby amended by inserting the words "and any Acquired 1110 Assets pledged as security for Permitted Aircraft Financing" at the end of clause (x) appearing in the parenthetical at the end of clause (a)(ii) thereof.

                    11.    Amendment to Section 3.10. Section 3.10 of the Credit Agreement is hereby amended by deleting the first sentence thereof and inserting in lieu thereof the following:

            "The proceeds of the Loans and Letters of Credit shall be used for (i) working capital and for other general corporate purposes of the Borrower and the Guarantors (including for the payment of fees and transaction costs as contemplated hereby and as referred to in Section 2.19) and (ii) from and after the effectiveness of the Twelfth Amendment in accordance with the terms thereof, Permitted 1110
            Acquisitions and Permitted Aircraft Acquisitions in accordance with the terms herein."
                    12.    Amendments to Section 5.01. Section 5.01 of the Credit Agreement is hereby amended by (A) deleting the word "and" appearing before clause (iii) appearing in subsection 5.01(d), (B) adding, immediately following clause (iii) appearing in Subsection 5.01(d), the following new clause (iv):
            ", and (iv) other than for fiscal months for which such certificate would be duplicative of a certificate delivered pursuant to Section 5.01(c), a certificate of a Financial Officer as to calculations setting forth in reasonable detail satisfactory to the Agents compliance with the provisions of Sections 6.04 and
            6.05",

    (C) replacing the period at the end of Subsection 5.01(o) with "; and" and (D) inserting, immediately following Subsection 5.01(o) appearing therein, the following new Subsection 5.01(p):

            "(p) for each fiscal month ending from and after June 30, 2005, concurrently with the statements and reports delivered pursuant to Section 5.01(d), a report setting forth a reconciliation between the
            Borrower's (i) expenditures for fuel during such fiscal month and the projected fuel expenditures for such fiscal month set forth the updated business plan delivered to the Agents on June 14, 2005 and (ii)
            passenger unit revenues during such fiscal month and the projected passenger unit revenues for such fiscal month set forth the updated business plan delivered to the Agents on June 14, 2005."

                    13.    Amendment to Section 5.20. Section 5.20(a) of the Credit Agreement is hereby amended by (A) deleting the phrase "thirty (30) days of any additional aircraft, engines, spare engines or spare parts becoming free and clear of liens," and inserting in lieu thereof the phrase "(i) thirty (30) days of any additional aircraft, engines, spare engines or spare parts becoming free and clear of liens other than in connection with a Permitted 1110 Acquisition or a Permitted Aircraft Acquisition, (ii) three (3) Business Days of acquiring, purchasing or otherwise taking title to any additional aircraft, engines or spare engines or any additional aircraft, engines, spare engines or any additional aircraft, engines, spare engines or spare parts becoming free and clear of liens in each case in connection with any Permitted 1110 Acquisition or any Permitted Aircraft Acquisition, or (iii) thirty (30) days of acquiring, purchasing or otherwise taking title to any additional spare parts," and (B) inserting the following proviso at the end thereof:
            "; provided that with respect to clause (ii) above, if the Agent receives, on or before the date of such acquisition or other event described in such clause (ii), a copy of an executed commitment letter, letter of intent, memorandum of understanding or other similar document that evidences a commitment to consummate within fourteen (14) days of the date of such acquisition or other event a Permitted
            Aircraft Financing for the applicable Acquired 1110 Asset or Acquired Aircraft Asset, the Agent will not file such Aircraft Mortgage and Mortgage Supplement pertaining to such Acquired 1110 Asset or
            Acquired Aircraft Asset, as the case may be, with the FAA until the earlier to occur of (x) fifteen (15)
            days after such acquisition or other event described in clause (ii) above and (y) the date upon which such commitment letter, letter of intent, memorandum of understanding or other similar document shall have terminated, expired or shall no longer be in force and effect. Upon the occurrence of an event described in (x) or (y) above, the Agent shall be authorized to file such Aircraft Mortgage and
            Mortgage Supplement with the FAA, provided that upon the occurrence of the event described in clause (x), the Lenders hereby authorize the Agent to withhold or delay such filing if the Agent shall be satisfied in its sole discretion that the applicable Permitted Aircraft Financing shall be consummated within a reasonable timeframe thereafter."

            Amendment to Section 5.22. Section 5.22 of the Credit Agreement is hereby amended by deleting the date "July 31, 2005" appearing therein and inserting in lieu thereof the date "August 31, 2005".

                    14.    Amendment to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended by (A) inserting the parenthetical "(it being understood that this clause (iv) shall not permit Liens on any Acquired 1110 Assets or Acquired Aircraft Assets)" immediately preceding the semicolon appearing at the end of clause (iv) thereof, (B) inserting the phrase "provided, further, that no Liens shall be permitted pursuant to this clause (ix) on any Acquired 1110 Assets)" immediately preceding the semicolon appearing at the end of clause (ix) thereof, (C) deleting the number "125,000,000" appearing in clause (xv) thereof and inserting in lieu thereof the number "$375,098,689", (D), deleting the phrase "Orbitz (as hereinafter referred)" appearing in clause (xv) thereof, (E) deleting the phrase "and September 15, 2005," appearing in clause (xx) thereof and inserting in lieu thereof the phrase ", September 15, 2005 and October 15, 2005," (F) deleting the word "and" immediately preceding clause (xxi) thereof and inserting in lieu thereof a semicolon and (G) inserting the following new clauses (xxii) and (xxiii):
            "(xxii) Liens in favor of equipment financiers on any Acquired 1110 Aircraft or Acquired Aircraft Asset
            in connection with any Permitted Aircraft Financing; and (xxiii) Acquisition Deposits in an aggregate amount not in excess of $75,000,000 at any one time outstanding including the deposit described in clause (b) of the definition of Existing 1110 Repurchase Documents, provided that no such Acquisition
            Deposit shall be greater than twenty-five percent (25%) of the purchase price of the Section 1110
            Total Asset or Acquired Aircraft Asset for which such deposit is made."
                    15.    Amendment to Section 6.03. Section 6.03 of the Credit Agreement is hereby amended by (A) inserting, immediately following the word "Indebtedness" and appearing in clause (v) therein the parenthetical "(other than Indebtedness with respect to Acquired 1110 Assets or Acquired Aircraft Assets)", (B) inserting the phrase "provided, further that this clause (ix) shall not be deemed to permit refinancings or replacements of any Indebtedness secured directly or indirectly by any Acquired 1110 Asset" immediately preceding the semicolon appearing at the end of clause (ix) appearing therein, (C) deleting the word "and" immediately preceding clause (xvi) appearing therein and (D) inserting the following new clause (xvii):
            "; and (xvii) Indebtedness not in excess of $750,000,000 less any cash Capital Expenditures (including any amounts described in clauses (i) through (iii) appearing in the proviso of Section 6.04(e)) incurred by the Borrower in connection with all Permitted Aircraft Financings".
                    16.    Amendments to Section 6.04. Section 6.04 of the Credit Agreement is hereby amended by (A) deleting subsection (c) thereof in its entirety and inserting in lieu thereof the following new subsection (c):
            "(c) Make Capital Expenditures (other than Capital Expenditures in connection with any Permitted
            1110 Acquisition (including those relating to the Existing 1110 Repurchase Documents) or any
            Permitted Aircraft Acquisition) during the period commencing on January 1, 2005 and ending on
            December 31, 2005 in an aggregate amount in excess of $375,000,000."

    and (B) inserting the new subsections (d) and (e) immediately following subsection (c) thereof:

            "(d) Make Capital Expenditures (other than any Capital Expenditures in connection with any Permitted
            1110 Acquisition (including those relating to the Existing 1110 Repurchase Documents) or any
            Permitted Aircraft Acquisition) during the period commencing on January 1, 2006 and ending on
            March 31, 2006 in an aggregate amount in excess of $75,000,000 plus the amount equal to 50% of the amount, if any, by which $375,000,000 exceeds the amount of Capital Expenditures made during the period commencing on January 1, 2005 and ending on December 31, 2005, and, promptly after the end of each fiscal month, commencing with the fiscal month ending January 31, 2006, the Borrower shall deliver a report showing that during the period commencing January 1, 2006 through the end of such fiscal month, Capital Expenditures made by the Borrower and the Guarantors shall have not exceeded $75,000,000 in the aggregate plus the amount equal to 50% of the amount, if any, by which
            $375,000,000 exceeds the amount of Capital Expenditures made during the period commencing on
            January 1, 2005 and ending on December 31, 2005."

            "(e) Make Capital Expenditures in connection with any Permitted 1110 Acquisition (including the
            Capital Expenditures made in connection with the transaction contemplated by the Existing 1110
            Repurchase Documents), Permitted Aircraft Acquisition (including any Capital Expenditures necessary to bring such equipment within the fleet standards of the Borrower), any Acquisition Deposits relating thereto or any Financing Shortfall, in an aggregate amount in excess of $750,000,000, provided that cash utilized for such Capital Expenditures shall not exceed $300,000,000 at any one time outstanding less, in each case without duplication, (i) the Retained Acquisition Amount, (ii) the Financing Shortfall,
            and (iii) the Acquisition Deposits at any time outstanding (including, without limitation, any Acquisition
            Deposits forfeited or otherwise not applied against a Permitted 1110 Acquisitions or Permitted Aircraft
            Acquisitions for which such deposit was made ("Forfeited Acquisition Deposits")), provided further that no additional cash (including, without limitation, any Acquisition Deposits, any Financing Shortfall
            and Retained Acquisition Amounts) may be utilized for such Capital Expenditures if at the time of such contemplated Capital Expenditure, the Borrower would not be, after giving effect to such Capital
            Expenditure in compliance with Section 6.17 hereof. Promptly after the end of each fiscal month following July 2005, the Borrower shall deliver a report in form and substance reasonably satisfactory to the Agents indicating the amount of cash Capital Expenditures (including, without limitation, all
            Acquisition Deposits outstanding at such time) and Permitted Aircraft Financings that have been consummated through the date of such fiscal month end."

                    17.    Amendment to Section 6.05. Section 6.05(b) of the Credit Agreement is hereby amended by (A) deleting from the table appearing therein the dates "June 30, 2005", "July 31, 2005", and "August 31, 2005" and the corresponding amounts appearing opposite such dates and (B) inserting the following in lieu thereof, with the date appearing under the column heading "Month" and the amount appearing under the column heading "EBITDAR":

June 30, 2005	$850,000,000
July 31, 2005	$850,000,000
August 31, 2005	$900,000,000
September 30, 2005	$950,000,000
October 31, 2005	$950,000,000
November 30, 2005	$900,000,000
December 31, 2005	$1,000,000,000
January 31, 2006	$1,025,000,000
February 28, 2006	$1,025,000,000
                    18.    Amendments to Section 6.06. Section 6.06 of the Credit Agreement is hereby amended by (A) deleting the word "and" appearing at the end of clause (v) thereof and (B) inserting after clause (vi) thereof the following new clause:
                      "; and (vii) a guaranty by the Borrower of the obligations of Air Canada on a joint and several basis arising out of a Gate Leasehold interest at Newark Airport in connection with a partial assignment by the Borrower of its interest in such Gate Leasehold to Air Canada."
                    19.    Amendments to Section 6.11. Section 6.11 of the Credit Agreement is hereby amended by (A) deleting the word "and" appearing at the end of clause (xviii) thereof and inserting in lieu thereof a semicolon and (B) inserting after clause (xix) thereof the following new clauses:
                      "; (xx) from and after the effectiveness of the Twelfth Amendment, the termination, rejection, surrender, return, abandonment, assignment, license, sublicense, lease or sublease of (A)
                      Miscellaneous Airport Leases, (B) Supporting Route Facilities for Routes other than the Primary
                      Routes and (C) with the prior written consent of the Collateral Agent, Supporting Route Facilities for
                      Primary Routes, in each case which in the reasonable business judgment of the Borrower is taken in connection with the Debtors' cost reduction efforts; (xxi) (A) from and after the effectiveness of the
                      Twelfth Amendment the sale or disposition (including by assignment, license, sublicense, lease or sublease) of up to five (5) domestic Gates and Supporting Route Facilities used for Primary Routes in the aggregate, and (B) from and after the date of delivery of the study associated with a resource optimization project (which study shall be in form and substance reasonably satisfactory to the
                      Agents), the sale or disposition (including by assignment, license, sublicense, lease or sublease) of domestic Gates and Supporting Route Facilities used for Primary Routes in accordance with the conclusions set forth in such report; and (xxii) sales or dispositions of Acquired 1110 Asset or
                      Acquired Aircraft Asset in connection with a Permitted Aircraft Financing."
                    20.    Amendment to Section 6.13 Section 6.13 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 6.13:
                      "SECTION 6.13. Minimum Cash. Permit cash and cash equivalents (net of cash maintained in the
                      Escrow Accounts) to be less than $750,000,000."
                    21.    Amendment to Section 6.16. Section 6.16 to the Credit Agreement is hereby amended by (A) deleting the date "July 13, 2004" appearing therein and inserting in lieu thereof the date "June 14, 2005" and (B) inserting immediately before the period appearing at the end thereof the following proviso:
                      "provided, that the Borrower and the Guarantors may make payments that are not materially consistent with such business plan solely to the extent that such payments are in connection with
                      Permitted 1110 Acquisitions and Permitted Aircraft Acquisitions that are permitted under Section
                      6.04(e)".
                    22.    Amendment to Section 6. Section 6 of the Credit Agreement is hereby amended by inserting the following new Section 6.17 immediately following Section 6.16 appearing therein:
                      "SECTION 6.17. Aircraft Acquisition Cash Leakage. Permit the sum of, in each case without duplication, the aggregate amount of (i) the Retained Acquisition Amount, (ii) the Financing Shortfall,
                      and (iii) Forfeited Acquisition Deposits, to exceed $150,000,000."
                    23.    Amendment to Section 7.01 Section 7.01 of the Credit Agreement is hereby amended by deleting the phrase "and September 15, 2005," appearing in the proviso of sub-section (r) thereof and inserting in lieu thereof the phrase ", September 15, 2005 and October 15, 2005,"

                    24.    Amendment to Section 10.01. Section 10.01 to the Credit Agreement is hereby amended by deleting the phrase "and to a Lender or the Agents to them at their address set forth on Annex A," appearing in the first sentence of such section and inserting in lieu thereof the phrase "and to a Lender or the Agents to them at their address reflected in the Register,".

                    25.    Amendment to Schedules. Schedule 1.01(c) to the Credit Agreement is hereby replaced in its entirety with revised Schedule 1.01(c) attached as Exhibit E hereto.

  ARTICLE V. Assignments.
                    26.    By its execution and delivery hereof, each Lender assigning any portion of its Tranche A Commitment or Tranche B Commitment, as the case may be, to a Lender or a New Lender shall be deemed to have made each of the statements set forth in clauses (i) and (ii) of paragraph 2 of the Assignment and Acceptance as if such statements were fully set forth herein at length.

                    27.    By its execution and delivery hereof, each of the New Lenders shall be deemed to have made each of the statements set forth in clauses (i), (ii), (iii), (iv) and (v) of paragraph 3 of the Assignment and Acceptance as if such statements were fully set forth herein at length.

                    28.    By its execution and delivery hereof, each of the New Lenders (i) agrees that any interest, Commitment Fees and Letter of Credit Fees (pursuant to Sections 2.08, 2.20 and 2.21 of the Credit Agreement) that accrued prior to the Assignment Effective Date shall not be payable to such New Lender and authorizes and directs the Agents to deduct such amounts from any interest, Commitment Fees or Letter of Credit Fees paid after the date hereof and to pay such amounts to the Lenders (it being understood that interest, Commitment Fees and Letter of Credit Fees respecting the Tranche A Commitment or Tranche B Commitment, as the case may be, of the Lenders and each New Lender which accrue on or after the Assignment Effective Date shall be payable to such Lender or New Lender in accordance with its Commitment), (ii) acknowledges that if such New Lender is organized under the laws of a jurisdiction outside of the United States, such New Lender has heretofore furnished to the Agents the forms prescribed by the Internal Revenue Service of the United States certifying as to such New Lender's exemption from United States withholding taxes with respect to any payments to be made to such New Lender under the Credit Agreement (or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty) and (iii) acknowledges that such New Lender has heretofore supplied to the Agents the information requested on the administrative questionnaire which is attached to the Assignment and Acceptance as Exhibit A thereto.

  ARTICLE VI. Miscellaneous
                    29.    Conditions to Waiver Effectiveness. The waivers set forth in Article II of this Amendment shall not become effective until the date on which this Amendment shall have been executed by the Borrower, the Guarantors and the Required Lenders and each Agent shall have received evidence reasonably satisfactory to it of such execution.

                    30.    Conditions to Consent and Amendment Effectiveness. The (i) consents set forth in Article III of this Amendment and (ii) amendments set forth in Article IV of this Amendment shall not become effective until the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied (or waived by the Lenders):

                        (A)Execution. This Amendment shall have been executed by the Borrower, the Guarantors and each of the Lenders and each of the New Lenders and each Agent shall have received evidence reasonably satisfactory to it of such execution (provided, that if this Amendment is executed by fewer than all of the Lenders but is executed by Lenders constituting the Super-majority Lenders, then this Amendment may nonetheless become effective in accordance with the provisions of Section 10.10(b) of the Credit Agreement).

                        (B)Bankruptcy Court Order. The Bankruptcy Court shall have entered an order reasonably satisfactory in form and substance to the Agents approving the terms of this Amendment (and of the joint commitment letter executed in connection with this Amendment, and the payment of the fees referred to in Paragraph 30(F) below) and clarify that (i) the definition of "Unencumbered Property" as set forth in paragraph 6 of the Final Order shall include any Section 1110 Total Assets following the satisfaction of the obligations under any 1110 agreements relating to such equipment and (ii) paragraph 9(g) of the Final Order shall specifically include aircraft and engines, which order shall be in full force and effect, and shall not have been vacated, stayed, reversed, modified or amended in any respect that the Agents reasonably determine to be adverse to the interests of the Lenders; and, if such order is the subject of a pending appeal in any respect, the continued performance by the Borrower or any of the Guarantors of any of their respective obligations under the Credit Agreement or under the Loan Documents or under any other instrument or agreement referred to therein shall not be the subject of a presently effective stay pending appeal.

                        (C)Opinions of Counsel. The Agents and the Collateral Agent shall have received:

                                (i)    a favorable written opinion of Kirkland & Ellis LLP, counsel to the Borrower and the Guarantors, dated the Amendment Effective Date, substantially in the form of Exhibit F; and

                                (ii)    a favorable written opinion of McAfee & Taft, special counsel to the Agents, dated the Amendment Effective Date, with respect to the Liens of the Aircraft Mortgage, and reasonably satisfactory in form and substance to the Collateral Agent.

                        (D)Corporate and Judicial Proceedings. All corporate and judicial proceedings and all instruments and agreements in connection with the transactions among the Borrower, the Guarantors, the Agents and the Lenders contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Lenders, and the Agents and the Lenders shall have received all information and copies of all documents and papers, including records of corporate and judicial proceedings, which the Agents may have reasonably requested in connection herewith, such documents and papers where appropriate to be certified by proper corporate, governmental or judicial authorities.

                        (E)Mortgage Amendment. The Borrower shall have duly executed and delivered to the Collateral Agent a Mortgage Amendment, in substantially the form of Exhibit B, and the Collateral Agent shall have received evidence that the Mortgage Amendment has been recorded with the FAA.

                        (F)Payment of Fees. The Borrower shall have paid (i) to the Agents for their own accounts the fees in the amounts heretofore agreed upon by the Borrower and the Agents and (ii) the Paying Agent for the respective account of each Lender and New Lender that has executed and delivered to each Agent a counterpart of this Amendment by not later than 5:00 p.m. (New York City time) on July 14, 2005, a fee in an amount equal to 1/20 of 1% of such Lender's or New Lender's combined Tranche A Commitment and Tranche B Commitment upon the effectiveness of this Amendment.

                    31.    Conditions to Assignment Effectiveness. The assignments contemplated in Article V of this Amendment shall not become effective (the "Assignment Effective Date") until (i) the date on which this Amendment shall have been executed by the Borrower, the Guarantors, the Agents, the New Lenders and each Lender assigning all or any part of its Tranche A Commitment or Tranche B Commitment, as the case may be, and the Agents shall have received evidence reasonably satisfactory to them of such execution, (ii) the payments provided for in paragraph 32(a) hereof shall have been made and (iii) the satisfaction of the Conditions to Consent and Amendment Effectiveness set forth in the preceding paragraph.

                    32.    Payments For Assignments; Register. (a) Each New Lender shall pay to the Agent (for the account of the Tranche A Lender or Tranche B Lender, as the case may be, assigning all or any portion of its Tranche A Commitment or Tranche B Commitment, as the case may be, to such New Lender) such amount as represents such New Lender's pro rata portion of the aggregate principal amount of the Tranche A Loans or Tranche B Loans, as the case may be, that are outstanding on the Assignment Effective Date and such New Lender's pro rata portion of the aggregate amount of the then unreimbursed drafts, if any and to the extent applicable, that were theretofore drawn under Letters of Credit.

  (b)     Promptly following the occurrence of the Assignment Effective Date, and in accordance with Section 10.03(e) of the Credit Agreement, the Agents shall record in the Register the names and addresses of each New Lender and the principal amount equal to such Lender's Commitment reflected on Annex A hereto.
                    33.    Amendments to Annex A. Upon the occurrence of the Amendment Effective Date and the Assignment Effective Date, Annex A to the Credit Agreement is hereby replaced in its entirety by the revised Annex A attached hereto as Exhibit G.

                    34.    Ratification. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

                    35.    Costs and Expenses. The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment and the commitment letter relating to this Amendment and delivery and execution of such commitment letter, including the reasonable fees and disbursements of special counsel to the Agents.

                    36.    Representations and Warranties. The Borrower represents and warrants to the Lenders, to induce the Lenders to enter into this Amendment, that no Event of Default or event with the passage of time would constitute an Event of Default (other than the Events of Default described in Article II herein) exists on the date hereof and that each of the representations and warranties made by the Borrower in the Credit Agreement and each other Loan Document are true and correct in all material respects as of the date hereof except where such representation or warranty relates to a specific date, in which such representation or warranty shall be true and correct in all material respects as of such date.

                    37.    References. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agents or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

                    38.    Amendment and Restatement. Upon the occurrence of the Amendment Effective Date, (a) the Credit Agreement will be deemed to have been amended and restated to reflect all of the changes made to the Credit Agreement through and including the Amendment Effective Date of this Amendment, and (b) the Agents will promptly make available to the Borrower, the Guarantors and the Lenders a composite conformed copy of the Credit Agreement reflecting such amendment and restatement.

                    39.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A fax copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

                    40.    Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES TO FOLLOW]

                    IN WITNESS WHEREOF, the parties hereto have caused this Waiver, Consent and Twelfth Amendment to be duly executed as of the day and the year first written.

BORROWER:

UNITED AIR LINES, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: Executive Vice President & CFO

GUARANTORS:

UAL CORPORATION By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: Executive Vice President & CFO

UAL LOYALTY SERVICES, LLC By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

UAL COMPANY SERVICES, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: Vice President and Treasurer

MILEAGE PLUS HOLDINGS, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

MILEAGE PLUS MARKETING, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

MYPOINTS.COM, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

CYBERGOLD, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

ITARGET.COM, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

MYPOINTS OFFLINE SERVICES, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

UAL BENEFITS MANAGEMENT, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: President

UNITED BIZ JET HOLDINGS, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

BIZJET CHARTER, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

BIZJET FRACTIONAL, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

BIZJET SERVICES, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

KION LEASING, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: President

PREMIER MEETING AND TRAVEL SERVICES, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: Vice President and Treasurer

UNITED AVIATION FUELS CORPORATION By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: Vice President

UNITED COGEN, INC. By: /s/ Paul Lovejoy Name: Paul R. Lovejoy Title: Senior Vice President & Secretary

MILEAGE PLUS, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: Vice President

UNITED GHS, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: President

UNITED WORLDWIDE CORPORATION By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: President

UNITED VACATIONS, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: Vice President

FOUR STAR LEASING, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: President

AIR WIS SERVICES, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: President

AIR WISCONSIN, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: President

DOMICILE MANAGEMENT SERVICES, INC. By: /s/ Paul Lovejoy Name: Paul R. Lovejoy Title: Senior Vice President & Secretary

AMENITI TRAVEL CLUBS, INC. By: /s/ Paul Lovejoy Name: Paul R. Lovejoy Title: Senior Vice President & Secretary

LENDERS:

JPMORGAN CHASE BANK By: /s/Matthew H. Massie Name: Matthew H. Massie Title: Managing Director

CITICORP USA, INC. By: /s/ James J. McCarthy Name: James J. McCarthy Title: Vice President and Director

CIT GROUP/BUSINESS CREDIT, INC. By: /s/ Carl Giordano Name: Carl Giordano Title: Assistant Vice President

GENERAL ELECTRIC CAPITAL CORPORATION By: /s/ Robert Mello Name: Robert Mello Title: Duly Authorized Signatory

ACCESS INSTITUTIONAL LOAN FUND. By: Deerfield Capital Management LLC as its Portfolio Manager By: /s/ Peter Sakon Name: Peter Sakon Title: Vice President

ARES VI CLO LTD. By: ARES CLO Management VI, L.P. Its: Investment Manager By: ARES CLO GP VI, LLC Its: Managing Member By: /s/ Seth J. Brufsky Name: Seth J. Brufsky Title: Vice President

ARES VII CLO LTD. By: ARES CLO Management VII, L.P. Its: Investment Manager By: ARES CLO GP VII, LLC Its: General Partner By: /s/ Seth J. Brufsky Name: Seth J. Brufsky Title: Vice President

ARES VIII CLO LTD. By: ARES CLO Management VIII, L.P. Its: Investment Manager By: ARES CLO GP VIII, LLC Its: General Partner By: /s/ Seth J. Brufsky Name: Seth J. Brufsky Title: Vice President

ARES IX CLO LTD By:ARES CLO Management IX, L.P. Its: Its: Investment Manager By: By:ARES CLO GP IX, LLC Its: Its: General Partner By: /s/ Seth J. Brufsky Name: Seth J. Brufsky Title: Vice President

ARES ENHANCED LOAN MANAGEMENT, L.P.

By: ARES Enhanced Loan Management, L.P.
Its: Its: Investment Manager

By: By: ARES Enhanced Loan GP, LLC
Its: Its: General Partner

By: /s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

ARES LEVERAGED INVESTMENT FUND II, L.P. By: By: ARES Management II, L.P. Its: Its: General Partner By: /s/ Seth J. Brufsky Name: Seth J. Brufsky Title: Vice President

ARES TOTAL VALUE FUND, L.P. By: ARES Total Value Management LLC Its: General Partner By: /s/ Seth J. Brufsky Name: Seth J. Brufsky Title: Vice President

AURUM CLO 2002-1, LTD. By: Columbia Management Advisors, Inc. as Investment Manager By: /s/ Mark S. Pelletier Name: Mark S. Pelletier Title: Director

AVL LOAN FUNDING LLC By: AVL Loan Funding LLC for itself or as agent for AVL2 Loan Funding LLC By: /s/ Janet Haack Name: Janet Haack Title: Attorney-In-Fact

AZURE FUNDING By: /s/ Janet Haack Name: Janet Haack Title: Attorney-In-Fact

BABSON CLO LTD. 2003-I By: Babson Capital Management LLC as Collateral Manager By: /s/ Adrienne Musgnug Name: Adrienne Musgnug Title: Managing Director

BABSON CLO LTD. 2004-I By: Babson Capital Management LLC as Collateral Manager By: /s/ Adrienne Musgnug Name: Adrienne Musgnug Title: Managing Director

BABSON CLO LTD. 2004-II By: Babson Capital Management LLC as Collateral Manager By: /s/ Adrienne Musgnug Name: Adrienne Musgnug Title: Managing Director

BABSON CLO LTD. 2005-I By: Babson Capital Management LLC as Collateral Manager By: /s/ Adrienne Musgnug Name: Adrienne Musgnug Title: Managing Director

BAYERISCHE LANDESBANK New York Branch By: /s/ Norman McClave Name: Norman McClave Title: First Vice President By: /s/ Oliver Hildenbrand Name: Oliver Hildenbrand Title: First Vice President

BILL & MELINDA GATES FOUNDATION By: Babson Capital Management LLC as Investment Manager By: /s/ Adrienne Musgnug Name: Adrienne Musgnug Title: Managing Director

BLACK DIAMOND CLO 2000-1 LTD. By: /s/ Alan Corkish Name: Alan Corkish Title: Director

BLACK DIAMOND INTERNATIONAL FUNDING LTD By: /s/ Alan Corkish Name: Alan Corkish Title: Director

BLUE SQUARE FUNDING LIMITED SERIES 3 By: /s/ Alice L. Wagner Name: Alice L. Wagner Title: Vice President

BRYN MAWR CLO, LTD. By: Deerfield Capital Management LLC as its Collateral Manager By: /s/ Peter Sakon Name: Peter Sakon Title: Vice President

BUSHNELL CBNA LOAN FUNDING LLC, for itself or as agent for Bushnell CFPI Loan Funding LLC. By: /s/ Dominic Blea Name: Dominic Blea Title: Attorney-In-Fact

CANADIAN IMPERIAL BANK OF COMMERCE By: /s/ John O'Dowd Name: John O'Dowd Title: Authorized Signatory By: /s/Milena Grgic Name: Milena Grgic Title: Authorized Signatory

CANPARTNERS INVESTMENTS IV, LLC

By: /s/ Joshua S. Friedman
Name: Joshua S. Friedman
Title: Managing Director

By: /s/Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

CANYON CAPITAL CLO 2002-1 LTD.

By: /s/ Joshua S. Friedman
Name: Joshua S. Friedman
Title: Managing Director

By: /s/Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

CANYON CAPITAL CLO 2004-1 LTD.

By: /s/ Joshua S. Friedman
Name: Joshua S. Friedman
Title: Managing Director

By: /s/Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

CARLYLE HIGH YIELD PARTNERS IV, LTD. By: /s/ Linda Pace Name: Linda Pace Title: Managing Director

CARLYLE HIGH YIELD PARTNERS VI, LTD. By: /s/ Linda Pace Name: Linda Pace Title: Managing Director

CARLYLE LOAN INVESTMENT, LTD. By: /s/ Linda Pace Name: Linda Pace Title: Managing Director

CARLYLE LOAN OPPORTUNITY FUND By: /s/ Linda Pace Name: Linda Pace Title: Managing Director

CASPIAN CAPITAL PARTNERS, L.P. By: Mariner Investment Group By: /s/ Charles. Howe II Name: Charles Howe II Title: Treasurer

CENTURION CDO II, LTD. By: American Express Asset Management Group, Inc. as Collateral Manager By: /s/ Vincent P. Pham Name: Vincent P. Pham Title: Director-Operations

CENTURION CDO VI, LTD. By: American Express Asset Management Group, Inc. as Collateral Manager By: /s/ Vincent P. Pham Name: Vincent P. Pham Title: Director-Operations

CENTURION CDO VII, LTD. By: American Express Asset Management Group, Inc. as Collateral Manager By: /s/ Vincent P. Pham Name: Vincent P. Pham Title: Director-Operations

CENTURION CDO 8, Limited By: American Express Asset Management Group, Inc. as Collateral Manager By: /s/ Vincent P. Pham Name: Vincent P. Pham Title: Director-Operations

CITIBANK, N.A. By: /s/ David E. Graber Name: Shawn Hendrickson Title: Attorney-In-Fact

CITIGROUP FINANCIAL PRODUCTS, INC. By: /s/ James Zeller Name: James Zeller Title: Managing Director

C.M. LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Sub-Advisor By: /s/ Adrienne Musgnug Name: Adrienne Musgnug Title: Managing Director

COSTANTINUS EATON VANCE CDO V, LTD. By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

CYPRESSTREE CLAIF FUNDING LLC By: /s/ Anna M. Tallent Name: Anna M. Tallent Title: Assistant Vice President

DUNES FUNDING LLC By: /s/ Anna M. Tallent Name: Anna M. Tallent Title: Assistant Vice President

EAST WEST BANK By: /s/ Nancy A. Moore Name: Nancy A. Moore Title: Senior Vice President

EATON VANCE CDO III, LTD. By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

EATON VANCE CDO VI, LTD. By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

EATON VANCE FLOATING-RATE INCOME TRUST By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

EATON VANCE LIMITED DURATION INCOME FUND By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

EATON VANCE SENIOR INCOME TRUST By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

EMERALD ORCHARD LIMITED By: /s/ Denton Robinson Name: Denton Robinson Title: Loans Officer

ELF FUNDING TRUST I By: Highland Capital Management, L.P. as Collateral Manager By: /s/ David Lancelot Name: David Lancelot Title: Treasurer

ELT LTD. By: /s/ Anna M. Tallent Name: Anna M. Tallent Title: Assistant Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II By: Four Corners Capital Management LLC, as Sub-Adviser By: /s/ Vijay Srinivasan Name: Vijay Srinivasan Title: Assistant Vice President

FLAGSHIP CAPITAL CLO 2000-1 By: Flagship Capital Management, Inc. By: /s/ Mark S. Pelletier Name: Mark S. Pelletier Title: Director

FLAGSHIP CAPITAL CLO II By: Flagship Capital Management, Inc. By: /s/ Mark S. Pelletier Name: Mark S. Pelletier Title: Director

FLAGSHIP CAPITAL CLO III By: Flagship Capital Management, Inc. By: /s/ Mark S. Pelletier Name: Mark S. Pelletier Title: Director

FLAGSHIP CAPITAL CLO IV By: Flagship Capital Management, Inc. By: /s/ Mark S. Pelletier Name: Mark S. Pelletier Title: Director

FOREST CREEK CLO, LTD By: Deerfield Capital Management LLC as its Collateral Manager By: /s/ Peter Sakon Name: Peter Sakon Title: Vice President

FORTRESS CREDIT OPPORTUNITIES I LP, By: /s/ Marc K. Furstein Name: Marc K. Furstein Title: Chief Operating Officer

FORTRESS CREDIT OPPORTUNITIES II LP, By: /s/ Marc K. Furstein Name: Marc K. Furstein Title: Chief Operating Officer

FORTRESS PORTFOLIO TRUST, as Lender By: Four Corners Capital Management LLC, as Collateral Manager By: /s/ Vijay Srinivasan Name: Vijay Srinivasan Title: Assistant Vice President

FOUR CORNERS CLO 2005-I, LTD. By: Four Corners Capital Management LLC, as Collateral Advisor By: /s/ Vijay Srinivasan Name: Vijay Srinivasan Title: Assistant Vice President

GRAYSON & CO By: Boston Management and Research as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

GULF STREAM-COMPASS CLO 2002-1 LTD By: Gulf Stream Asset Management LLC as Collateral Manager By: /s/ Barry Klove Name: Barry Klove Title: Chief Credit Officer

GULF STREAM-COMPASS CLO 2003-1 LTD By: Gulf Stream Asset Management LLC as Collateral Manager By: /s/ Barry Klove Name: Barry Klove Title: Chief Credit Officer

GULF STREAM-COMPASS CLO 2004-1 LTD By: Gulf Stream Asset Management LLC as Collateral Manager By: /s/ Barry Klove Name: Barry Klove Title: Chief Credit Officer

GULF STREAM-COMPASS CLO 2005-1 LTD By: Gulf Stream Asset Management LLC as Collateral Manager By: /s/ Barry Klove Name: Barry Klove Title: Chief Credit Officer

HARBORVIEW CLO V, LTD. By: /s/ Lisa Chaffee Name: Lisa Chaffee Title: Assistant Vice President

THE HARTFORD MUTUAL FUNDS, INC., on behalf of The Hartford Floating Rate Fund

By: Hartford Investment Management Company, its Sub-advisor

By: /s/ John P. Connor
Name: John P. Connor
Title: Vice President

HEWETT'S ISLAND CDO, LTD. By: CypressTree Investment Management Company, Inc. as Portfolio Manager By: /s/ John A. Frabotta Name: John A. Frabotta Title: Director

HEWETT'S ISLAND CDO II, LTD. By: CypressTree Investment Management Company, Inc. as Portfolio Manager By: /s/ John A. Frabotta Name: John A. Frabotta Title: Director

HIGHLAND FLOATING RATE ADVANTAGE FUND By: Highland Capital Management, L.P., its Investment Advisor By: /s/ Mark Okada Name: Mark Okada Title: Chief Investment Officer

HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY By: Highland Capital Management, L.P., its Investment Advisor By: /s/ Mark Okada Name: Mark Okada Title: Chief Investment Officer

HIGHLAND LEGACY LIMITED By: Highland Capital Management, L.P. as Collateral Manager By: /s/ David Lancelot Name: David Lancelot Title: Treasurer

ING PRIME RATE TRUST By: ING Investment Management Co., as its Investment Manager By: /s/ Mark F. Haak Name: Mark F. Haak, CFA Title: Vice President

ING SENIOR INCOME FUND By: ING Investment Management Co., as its Investment Manager By: /s/ Mark F. Haak Name: Mark F. Haak, CFA Title: Vice President

INVESTORS BANK & TRUST COMPANY AS SUB-CUSTODIAN AGENT OF CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

By: /s/ John A. Frabotta
Name: John A. Frabotta
Title: Director

By: /s/ Preston L. Carnes, Jr.
Name: Preston L. Carnes, Jr.
Title: Managing Director

KALDI FUNDING LLC By: /s/ Anna M. Tallent Name: Anna M. Tallent Title: Assistant Vice President

LANDMARK IV CDO LIMITED By: Aladdin Capital Management LLC, as Manager By: /s/ Angela Bozorgmir Name: Angela Bozorgmir Title: Director

LAUREL RIDGE CAPITAL L.P. By: /s/ Venkatesh Reddy Name: Venkatesh Reddy Title: Partner

LIGHTPOINT CLO 2004-1, LTD., By: /s/ Guia Trutter Name: Guia Trutter Title: Managing Director

LOAN FUNDING VII, LLC By: Highland Capital Management, L.P. as Collateral Manager By: /s/ David Lancelot Name: David Lancelot Title: Treasurer

LONG GROVE CLO, LIMITED. By: Deerfield Capital Management LLC as its Collateral Manager By: /s/ Peter Sakon Name: Peter Sakon Title: Vice President

MAPLEWOOD (CAYMAN) LIMITED By: Babson Capital Management LLC as Investment Manager By: /s/ Adrienne Musgnug Name: Adrienne Musgnug Title: Managing Director

MARATHON CLO I LTD By: Marathon Asset Management, L.L.C., its collateral manager By: /s/ Louis Hanover Name: Louis Hanover Title: Chief Investment Officer

MARATHON SPECIAL OPPORTUNITY MASTER FUND LTD. By: /s/ Louis Hanover Name: Louis Hanover Title: Chief Investment Officer

MARINER LDC By: Mariner Investment Group By: /s/ Charles Howe II Name: Charles Howe II Title: Treasurer

MARINER OPPORTUNITY FUND, LP By: Mariner Investment Group By: /s/ Charles Howe II Name: Charles Howe II Title: Treasurer

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Advisor By: /s/ Adrienne Musgnug Name: Adrienne Musgnug Title: Managing Director

MCDONNELL LOAN OPPORTUNITY LTD. By: McDonnell Investment Management, LLC, as Investment Manager By: /s/ Kathleen A. Zarn Name: Kathleen A. Zarn Title: Vice President

MUIRFIELD TRADING LLC By: /s/ Anna M. Tallent Name: Anna M. Tallent Title: Assistant Vice President

OLYMPIC CLO I By: /s/ John M. Casparian Name: John M. Casparian Title: Chief Operating Officer Centre Pacific, Manager

OPPENHEIMER SENIOR FLOATING RATE FUND By: /s/ Lisa Chaffee Name: Lisa Chaffee Title: Assistant Vice President

ORIX FINANCE CORP I By: /s/ Christopher L. Smith Name: Christopher L. Smith Title: Authorized Representative

PAM CAPITAL FUNDING, L.P. By: Highland Capital Management, L.P. as Collateral Manager By: /s/ David Lancelot Name: David Lancelot Title: Treasurer

PIONEER FLOATING RATE TRUST By: Highland Capital Management, L.P., its Sub-Advisor By: /s/ Mark Okada Name: Mark Okada Title: Chief Investment Officer

PREMIUM LOAN TRUST I, LTD. By: /s/ Guia Trutter Name: Guia Trutter Title: Managing Director

SECURITY BENEFIT LIFE INSURANCE COMPANY By: Four Corners Capital Management LLC, as Sub-Adviser By: /s/ Vijay Srinivasan Name: Vijay Srinivasan Title: Assistant Vice President

SENIOR DEBT PORTFOLIO By: Boston Management and Research as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

SIMSBURY CLO, LIMITED

By: Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager.

By: /s/ Adrienne Musgnug
Name: Adrienne Musgnug
Title: Managing Director

SPECTRUM INVESTMENT PARTNERS, LP By: Spectrum Group Management LLC as General Partner By: /s/ Jeffrey A. Schaffer Name: Jeffrey A. Schaffer Title: Managing Member

STONEHILL INSTITUTIONAL PARTNERS, L.P. By: /s/ Christopher Wilson Name: Christopher Wilson Title: General Partner

STANWICH LOAN FUNDING LLC By: /s/ Anna M. Tallent Name: Anna M. Tallent Title: Assistant Vice President

STEDMAN CBNA LOAN FUNDING LLC, for itself or as agent for Stedman CFPI Loan Funding LLC. By: /s/ Dominic Blea Name: Dominic Blea Title: Attorney-In-Fact

SUFFIELD CLO, LIMITED By: Babson Capital Management LLC as Collateral Manager By: /s/ Adrienne Musgnug Name: Adrienne Musgnug Title: Managing Director

TORONTO DOMINION (NEW YORK), LLC By: /s/ Jackie Barrett Name: Jackie Barrett Title: Authorized Signatory

TRILOGY PORTFOLIO COMPANY, LLC By: Mariner Investment Group By: /s/ Charles Howe II Name: Charles Howe II Title: Treasurer

TRS FEINGOLD O'KEEFFE LLC By: /s/ Alice L. Wagner Name: Alice L. Wagner Title: Vice President

TRS FORE LLC By: /s/ Alice L. Wagner Name: Alice L. Wagner Title: Vice President

TRS STARK LLC By: /s/ Alice L. Wagner Name: Alice L. Wagner Title: Vice President

TRUMBULL THC2 LOAN FUNDING LLC, for itself or as agent for Trumbull THC2 CFPI Loan Funding LLC. By: /s/ Dominic Blea Name: Dominic Blea Title: Attorney-In-Fact

U.A.L. INVESTORS, L.L.C. By: Farallon Capital Management, L.L.C., its Manager By: /s/ Joseph F. Downes Name: Joseph F. Downes Title: Managing Member

UBS AG, STAMFORD BRANCH

By: /s/ Wilfred V. Saint
Name: Wilfred V. Saint
Title: Director Banking Product Services,
US

By: /s/ Joselin Femandes
Name: Joselin Femandes
Title: Associate Director Banking
Products Services, US

WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P. By: WS Partners, L.L.C., its General Partner By: /s/ Meridee Moore Name: Meridee Moore Title: Senior Managing Member

WATERSHED CAPITAL PARTNERS (OFFSHORE), LTD. By: Watershed Asset Management L.L.C., its Investment Manager By: /s/ Meridee Moore Name: Meridee Moore Title: Senior Managing Member

WATERSHED CAPITAL PARTNERS, L.P. By: WS Partners, L.L.C., its General Partner By: /s/ Meridee Moore Name: Meridee Moore Title: Senior Managing Member

WHITEHORSE I, LTD. By: WhiteHorse Capital Partners, L.P. As Collateral Manager By: /s/ Jared Worley Name: Jared Worley Title: Partner, COO

WHITEHORSE II, LTD. By: WhiteHorse Capital Partners, L.P. As Collateral Manager By: /s/ Jared Worley Name: Jared Worley Title: Partner, COO

WIND RIVER CLO I LTD. By: McDonnell Investment Management, LLC, as Manager By: /s/ Kathleen A. Zarn Name: Kathleen A. Zarn Title: Vice President

Schedule 1
to Waiver, Consent and
Twelfth Amendment

DESCRIPTION OF PRIMARY ROUTE SUSPENSION

Route	Current Service
ORD-EZE	UA855 Dep:2125/Arr:1045(+1)
EZE-ORD	UA854 Dep:1940/Arr:0510(+1)

Schedule 2
to Waiver, Consent and
Twelfth Amendment

SERIAL NUMBERS OF SURVEYED ENGINES

721511

727194

721580

709608

726565

724376

717945

717957

717971

717987

717994

726719

707515

709629

724862

Schedule 3
to Waiver, Consent and
Twelfth Amendment

DESCRIPTION OF TWO (2) PRIMARY FOREIGN SLOTS AT
CHARLES DE GAULLE INTERNATIONAL AIRPORT

                        1. Arrival: 1420 UTC daily with 193 seats in a B767-300

                        2. Departure: 1130 UTC daily with 193 seats in B767-300

Exhibit A
to Waiver, Consent and
Twelfth Amendment

ASSIGNMENT AND ACCEPTANCE

ASSIGNMENT AND ACCEPTANCE
Dated: _________ , 200__

                    Reference is made to the Revolving Credit, Term Loan and Guaranty Agreement, dated as of December 24, 2002 (as restated, amended, modified, supplemented and in effect from time to time, the "Credit Agreement"), among UNITED AIR LINES, INC., a Delaware corporation, as a Debtor and a Debtor-in-Possession (the "Borrower"), the Guarantors named therein, the Lenders named therein, JPMORGAN CHASE BANK ("JPMorgan Chase") and CITICORP USA, INC. ("CUSA"), as co-administrative agents (together, the "Agents") for the Lenders and JPMorgan Chase as paying agent (in such capacity, the "Paying Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement. This Assignment and Acceptance between the Assignor (as set forth on Schedule I hereto and made a part hereof) and the Assignee (as set forth on Schedule I hereto and made a part hereof) is dated as of the Effective Date (as set forth on Schedule I hereto and made a part hereof).

1.    The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date, an undivided interest (the "Assigned Interest") in and to all the Assignor's rights and obligations under the Credit Agreement in a principal amount as set forth on Schedule I.

2.    The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other of the Loan Documents or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, or the performance or observance by the Borrower of any of its obligations under the Credit Agreement, any of the other Loan Documents or any other instrument or document furnished pursuant thereto; and (iii) requests that the Agents evidence the Assigned Interest by recording the information contained on Schedule I in the Register which reflects the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

3.    The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance and that it is an Eligible Assignee; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis; (iii) agrees that it will, independently and without reliance upon the Paying Agent or the Agents, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Paying Agent or the Agents to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Paying Agent or the Agents by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (vi) if the Assignee is organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement; and (vii) has supplied the information requested on the administrative questionnaire heretofore supplied by the Paying Agent.

4.    Following the execution of this Assignment and Acceptance, it will be delivered to the Paying Agent, together with a processing and recordation fee of $3,500, for acceptance by it and recording by the Paying Agent pursuant to Section 10.03 of the Credit Agreement, effective as of the Effective Date (which Effective Date shall, unless otherwise agreed to by the Paying Agent (in writing), be within ten (10) Business Days after the execution of this Assignment and Acceptance).

5.    Upon such acceptance and recording, from and after the Effective Date, the Paying Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee, whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date by the Paying Agent or with respect to the making of this assignment directly between themselves.

6.    From and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement provided that Assignor hereby represents and warrants that the restrictions set forth in Section 10.03 of the Credit Agreement pertaining to the minimum amount of assignments have been satisfied.

7.    This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

                    IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective duly authorized officers on Schedule I hereto.

Schedule I to Assignment and Acceptance Respecting the Revolving Credit,
Term Loan and Guaranty Agreement, dated as of December 24, 2002, among
United Air Lines, Inc., the Guarantors named therein, the Lenders named therein, and JPMorgan Chase Bank and Citicorp USA, Inc., as Agents, and JPMorgan
Chase Bank as Paying Agent
  Legal Name of Assignor:

Legal Name of Assignee:

Effective Date of Assignment:

TRANCHE A FACILITY Principal Amount Assigned	Percentage Assigned (to at least 8 decimals) shown as a percentage of aggregate principal amount of all Tranche A Lenders
$__________	___________%
TRANCHE B FACILITY Principal Amount Assigned	Percentage Assigned (to at least 8 decimals) shown as a percentage of aggregate principal amount of all Tranche B Lenders
$__________	___________%

CONSENTED TO AND ACCEPTED:
JPMORGAN CHASE BANK, N.A. as Paying Agent, an Agent and Fronting Bank By Name: Title:	__________________________________, as Assignor By Name: Title:
CITICORP USA, INC. as an Agent and Fronting Bank By Name: Title:	_______________________________, as Assignee By Name: Title:

Exhibit B
to Waiver, Consent and
Twelfth Amendment

FORM OF FIFTH AMENDMENT TO AIRCRAFT MORTGAGE

FIFTH AMENDMENT TO AIRCRAFT, spare engineS
AND SPARE PARTS
MORTGAGE AND SECURITY AGREEMENT

                    THIS FIFTH AMENDMENT TO AIRCRAFT, SPARE ENGINES AND SPARE PARTS MORTGAGE AND SECURITY AGREEMENT dated as of July 18, 2005 (this "Mortgage Amendment") made by UNITED AIR LINES, INC., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code (the "Grantor"), in favor of JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank) and CITICORP USA, INC., acting as co-collateral agents (together, the "Collateral Agent").

W I T N E S S E T H

                    WHEREAS, the Grantor and the Collateral Agent entered into that certain Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement, dated as of December, 24, 2002 (as heretofore amended, restated, extended, supplemented or otherwise modified in writing from time to time, herein called the "Mortgage"; capitalized terms used herein but not defined shall have the meaning ascribed to them in the Mortgage) in order to secure the Obligations of the Grantor under that certain Revolving Credit, Term Loan and Guaranty Agreement, dated as of December 24, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, herein called the "Credit Agreement"), among the Grantor, a debtor and a debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, UAL Corporation, a Delaware corporation and the parent company of the Grantor (the "Parent") and all of the direct and indirect subsidiaries of the Grantor and the Parent signatory thereto (the "Subsidiaries" and together with the Parent, each a "Guarantor" and collectively the "Guarantors"), each of which Guarantors referred to in this paragraph is a debtor and a debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (the cases of the Borrower and the Guarantors, each a "Case" and collectively, the "Cases"), JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), a national banking corporation ("JPMorgan Chase"), Citicorp USA, Inc., a Delaware corporation ("Citi"), JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA), a national banking corporation ("Bank One"), The CIT Group/Business Credit, Inc., a New York corporation ("CIT Group"), each of the other financial institutions from time to time party thereto (together with JPMorgan Chase, Citi, Bank One and CIT Group, the "Lenders"), JPMorgan Chase and Citi, as co-administrative agents (together, the "Agents") for the Lenders and JPMorgan Chase as paying agent (in such capacity, the "Paying Agent") for the Lenders;

                    WHEREAS, the Mortgage was filed for recordation with the Federal Aviation Administration along with the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 1 ("Mortgage Supplement No. 1") on December 24, 2002, and the Mortgage and Mortgage Supplement No. 1 were recorded by the Federal Aviation Administration on February 26, 2003 as Conveyance No. MM024558;

                    WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 2, dated March 19, 2003, executed by Grantor, recorded by the Federal Aviation Administration on March 26, 2003 and assigned Conveyance No. YY036809;

                    WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 3, dated July 11, 2003, executed by Grantor, recorded by the Federal Aviation Administration on August 1, 2003, as Conveyance No. H109394;

                    WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 4, dated March 12, 2004, executed by Grantor, recorded by the Federal Aviation Administration on April 23, 2004 and assigned Conveyance No. U083669;

                    WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 5, dated August 25, 2004, executed by Grantor, recorded by the Federal Aviation Administration on October 29, 2004 and assigned Conveyance No. FF003509;

                    WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 6, dated October 13, 2004, executed by Grantor, recorded by the Federal Aviation Administration on November 18, 2004 and assigned Conveyance No. ZZ030843;

                    WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 7, dated October 29, 2004, executed by Grantor, recorded by the Federal Aviation Administration on November 18, 2004 and assigned Conveyance No. GG033321;

                    WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 8, dated November 10, 2004, executed by Grantor, recorded by the Federal Aviation Administration on December 16, 2004 and assigned Conveyance No. H112344;

                    WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 9, dated November 30, 2004, executed by Grantor, recorded by the Federal Aviation Administration on December 16, 2004 and assigned Conveyance No. R065812;

                    WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 10, dated February 22, 2005, executed by Grantor, recorded by the Federal Aviation Administration on March 24, 2005 and assigned Conveyance No. M006119;

                    WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 11, dated July 18, 2005, executed by Grantor, filed with the Federal Aviation Administration on July 18, 2005 but not yet recorded;

                    WHEREAS, the Mortgage was previously amended by the First Amendment to Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement dated as of May 7, 2004 (the "First Mortgage Amendment"), executed by Grantor and the Collateral Agent, recorded by the Federal Aviation Administration on June 28, 2004 as Conveyance No. XX026858;

                    WHEREAS, the Mortgage was previously amended by the Second Amendment to Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement dated as of September 1, 2004 (the "Second Mortgage Amendment"), executed by Grantor and the Collateral Agent, recorded by the Federal Aviation Administration on October 20, 2004 as Conveyance No. FF003475;

                    WHEREAS, the Mortgage was previously amended by the Third Amendment to Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement dated as of February 22, 2005 (the "Third Mortgage Amendment"), executed by Grantor and the Collateral Agent, recorded by the Federal Aviation Administration on March 24, 2005 as Conveyance No. M006120;

                    WHEREAS, the Mortgage was previously amended by the Fourth Amendment to Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement dated as of April 27, 2005 (the "Fourth Mortgage Amendment"), executed by Grantor and the Collateral Agent, recorded by the Federal Aviation Administration on May 17, 2005 as Conveyance No. K039819;

                    WHEREAS, a listing of the Airframes, Engines, Spare Engines and Spare Parts Locations currently subject to the Mortgage is attached as Exhibit 1 to this Mortgage Amendment;

                    WHEREAS, the parties to the Credit Agreement have entered into certain amendments to the Credit Agreement;

                    WHEREAS, (a) a copy of the Credit Agreement as in effect on December 24, 2002 was attached to the Mortgage as Exhibit C, (b) an unexecuted composite conformed copy of the Credit Agreement reflecting modifications made to the Credit Agreement through and including the Seventh Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of May 7, 2004 was added as Exhibit D to the Mortgage pursuant to the First Mortgage Amendment, (c) Exhibit D to the Mortgage was replaced with an updated unexecuted composite conformed copy of the Credit Agreement reflecting modifications made to the Credit Agreement through and including the Waiver, Consent and Eighth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of July 22, 2004 pursuant to the Second Mortgage Amendment, (d) Exhibit D to the Mortgage was further replaced with an updated unexecuted composite conformed copy of the Credit Agreement reflecting modifications made to the Credit Agreement through and including the Waiver, Consent and Tenth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 22, 2004 pursuant to the Third Mortgage Amendment and (e) Exhibit D to the Mortgage was further replaced with an updated unexecuted composite conformed copy of the Credit Agreement reflecting modifications made to the Credit Agreement through and including the Waiver, Consent and Eleventh Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of April 8, 2004 pursuant to the Third Mortgage Amendment;

                    WHEREAS, the parties to the Credit Agreement have entered into that certain Waiver, Consent and Twelfth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of June 27, 2005 (the "Twelfth Amendment"), which Twelfth Amendment will, among other things, extend the maturity date of the Credit Agreement from September 30, 2005 to December 31, 2005; and

                    WHEREAS, in connection with the execution of the Twelfth Amendment, the Grantor and the Collateral Agent have agreed that the Mortgage shall be amended as set forth herein subject to and upon the terms and conditions set forth herein.

                    NOW, THEREFORE, the parties hereto hereby agree as follows:

                    41.    Amendment to Witnesseth Section. The fourth paragraph appearing in the Witnesseth section of the Mortgage is hereby amended to read in its entirety as follows:

    WHEREAS, pursuant to that certain Revolving Credit, Term Loan and Guaranty Agreement, dated as of December 24, 2002 (as previously amended, restated, extended, supplemented or otherwise modified by that certain Waiver and Amendment Letter dated as of February 7, 2003, that certain First Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 10, 2003, that certain Second Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 10, 2003, that certain Correction Letter dated as of February 14, 2003, that certain Third Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 18, 2003, that certain Fourth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of March 27, 2003, that certain Waiver and Fifth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of May 15, 2003, that certain Waiver and Sixth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of October 10, 2003, that the Seventh Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of May 7, 2004, that certain Waiver and Eighth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of July 21, 2004, that certain Waiver, Consent and Ninth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of November 5, 2004, that certain Waiver, Consent and Tenth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of January 26, 2005, that certain Waiver, Consent and Eleventh Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of April 8, 2005 and that certain Waiver, Consent and Twelfth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of June 27, 2005 (the "Twelfth Amendment"), and as may be further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement"; a copy of the Credit Agreement as executed on December 24, 2002 is attached hereto as Exhibit C; an unexecuted conformed copy of the Credit Agreement as amended through and including the Twelfth Amendment is attached hereto as Exhibit D), among the Grantor, UAL Corporation, the parent company of the Grantor (the "Parent"), each of the direct and indirect Subsidiaries of the Grantor from time to time party thereto, JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), Citicorp USA, Inc. and the other lenders from time to time party thereto (collectively, the "Lenders"), JPMorgan Chase Bank, N.A., (formerly known as JPMorgan Chase Bank) as Paying Agent, and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank) and Citicorp USA, Inc. (each, as a Co-Administrative Agent and Co-Collateral Agent), the Lenders have agreed to make the Loans to and issue Letters of Credit on behalf of the Grantor;
                    41.    Amendment to Section 2.01(a). Section 2.01(a) of the Mortgage is hereby amended by, immediately after the comma appearing at the end of clause (x) appearing in subsection 2.01(a)(1)(ii) and immediately prior to clause (y) appearing in subsection 2.01(a)(1)(ii), inserting the following clause:

            "provided, that notwithstanding the provisions of this clause (ii), the Grantor shall be permitted to survey or break down into component Spare Parts a total of up to three (3) Engines or Spare Engines which are surplus, obsolete, negligible or uneconomical as Engines or Spare Engines during the period beginning on July 1, 2005 and ending on the Maturity Date,".
                    42.    Amendment to Section 2.01(b). Section 2.01(b) of the Mortgage is hereby amended by deleting sub-section (viii) appearing therein in its entirety and inserting in lieu thereof the following:
            "(viii) Notwithstanding anything to the contrary contained in Section 2.01(b)(vii), enter into a non-consecutive short term lease (i.e., for a lease term of no longer than 120 days) of such Engine or
            Spare Engine (including in each case a quick engine change kit which may be installed thereon) with any repair customer of the Grantors or any other Person which is a Certificated Air Carrier or a
            Foreign Air Carrier, provided that, (A) the aggregate number of (x) Engines and Spare Engines leased as permitted pursuant to this Section 2.01(b)(viii) at any one time shall not exceed five (5) Engines or
            Spare Engines and (y) quick engine change kits leased or otherwise delivered along with Engines and
            Spare Engines leased under this Section 2.01(b)(viii) at any one time shall not exceed five (5) quick exchange kits at any one time, (B) the aggregate Orderly Liquidation Value of the Engines and Spare
            Engines (including the Orderly Liquidation Value attributable to any quick engine change kits installed on any Engine or Spare engine leased pursuant to this Section 2.01(b)(viii)) leased at any time as permitted pursuant to this Section 2.01(b)(viii) shall not exceed $22,000,000, (C) the lease documentation for any Engine or Spare Engine leased as permitted pursuant to this Section
            2.01(b)(viii) shall (1) contain an acknowledgement by the lessee party thereto of the perfected Lien of the Collateral Agent under this Mortgage on such Engine or Spare Engine, (2) provide that the Grantor shall be entitled to perform a boroscope examination on such Engine or Spare Engine at the end of the lease period and (3) provide that the lessee of such Engine or Spare Engine shall be responsible for a use fee per cycle and a use fee per hour with respect to its utilization of such Engine or Spare Engine during the term of the lease, (D) the Grantor shall provide the Collateral Agent with (1) written notice of such lease no less than one (1) day prior to the transfer of the Engine or Spare Engine and the quick engine change kit corresponding thereto subject to such lease, (2) copies of the lease documentation with respect to each such lease and (3) on or before the last Business Day of each month a report identifying each Engine, Spare Engine and quick engine exchange kits subject to leases permitted pursuant to this Section 2.01(b)(viii) and the Orderly Liquidation Value of such leased Engines, Spare
            Engines and quick engine change kits and (E) the lessee under such lease is not subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws on the date the lease is entered into,"
                    44.    Amendment to List of Collateral. The Collateral descriptions contained on Exhibit 1 to Mortgage Supplement No. 1 (as subsequently listed on Exhibit 1 to the First Mortgage Amendment, Exhibit 1 to the Second Mortgage Amendment, Exhibit 1 to the Third Mortgage Amendment and Exhibit 1 to the Fourth Mortgage Amendment) are hereby corrected, modified and supplemented as follows:

                        (A)    Entry No. 65 in the Spare Parts Locations portion of Exhibit 1 to Mortgage Amendment No. 1 is modified by deleting the word "DEVEN," appearing therein and inserting in lieu thereof the word "DENVER";

                        (B)    Entry No. 98 in the Spare Parts Locations portion of Exhibit 1 to Mortgage Amendment No. 1 is modified by deleting the word "JAMICA" appearing therein and inserting in lieu thereof the word "JAMAICA";

                        (C)    Entry No. 134 in the Spare Parts Locations portion of Exhibit 1 to Mortgage Amendment No. 1 is modified by deleting the words "- JIM JOHNSON UAL REP" appearing therein;

                        (D)    Entry No. 223 in the Spare Parts Locations portion of Exhibit 1 to Mortgage Amendment No. 1 is modified by deleting the words "WILMINGTON, DE" appearing therein and inserting in lieu thereof the words "WILMINGTON, OH".

To the extent the above modifications in Section 4 of this Mortgage Amendment create one or more new Spare Parts Locations for purposes of recordation with the FAA, the Spare Parts Locations are hereby supplemented to include the locations as modified above.

                    45.    Amendment to Exhibits. The Mortgage is hereby amended by replacing Exhibit D thereto with Exhibit 2 to this Mortgage Amendment.

                    46.    Conditions to Amendment Effectiveness. The amendments set forth in this Mortgage Amendment shall not become effective until the date and time at which this Mortgage Amendment is filed for recordation with the Federal Aviation Administration Aircraft Registry.

                    47.    Costs and Expenses. The Grantor agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Mortgage Amendment, including the reasonable fees and disbursements of special counsel to the Agents (as defined in the Credit Agreement).

                    48.    Representations and Warranties. The Grantor represents and warrants to the Collateral Agent, to induce the Collateral Agent to enter into this Mortgage Amendment, that each of the representations, warranties and covenants made by the Grantor in the Mortgage are true and correct in all material respects as of the date hereof except where such representation or warranty relates to a specific date, in which such representation or warranty shall be true and correct as of such date.

                    49.    References. This Mortgage Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Mortgage or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Collateral Agent may now have or have in the future under or in connection with the Mortgage or any of the instruments or agreements referred to therein. Whenever the Mortgage is referred to in the Mortgage, the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Mortgage as modified by this Mortgage Amendment.

                    50.    Counterparts. This Mortgage Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                    51.    Applicable Law. This Mortgage Amendment shall be governed by, and construed in accordance with, the laws of the State of New York to the full extent provided in Section 6.05 of the Mortgage.

                    52.    This Mortgage Amendment shall be construed as supplemental to the Mortgage and shall form a part thereof, and the Mortgage is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

    [SIGNATURE PAGES TO FOLLOW]
                    IN WITNESS WHEREOF, the Grantor and the Collateral Agent have caused this Fifth Amendment to Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement to be duly executed by their respective officers thereunto duly authorized.

      [Signatures intentionally omitted in Exhibit B to Twelfth Amendment]

    Exhibit 1 to
    Mortgage Amendment

DESCRIPTION OF AIRFRAMES, ENGINES,
SPARE ENGINES AND SPARE PARTS LOCATIONS
      [Exhibit intentionally omitted in Exhibit B to Twelfth Amendment]

    Exhibit 2 to
    Mortgage Amendment

EXHIBIT D
TO
AIRCRAFT, SPARE ENGINES AND SPARE PARTS
MORTGAGE AND SECURITY AGREEMENT

COMPOSITE CONFORMED
CREDIT AGREEMENT

                                [Exhibit intentionally omitted in Exhibit B to Twelfth Amendment]

  Exhibit C
  to Waiver, Consent and
  Twelfth Amendment

  FORM OF SECOND AMENDMENT
  TO SGR SECURITY AGREEMENT

  SECOND AMENDMENT
  TO SLOT, GATE AND ROUTE
  SECURITY AND PLEDGE AGREEMENT

                    SECOND AMENDMENT, dated as of July __, 2005 (the "Amendment"), to the SLOT, GATE AND ROUTE SECURITY AND PLEDGE AGREEMENT (as heretofore amended and as the same may be further amended, modified or supplemented, the "SGR Agreement"), dated as of December 24, 2002, made by UNITED AIR LINES, INC. ("United"), a Delaware corporation (the "Grantor"), a debtor and a debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, to JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank) and CITICORP USA, INC., acting as co-collateral agents (together, the "Collateral Agent").

  W I T N E S S E T H:
                    WHEREAS, the Grantor entered into a Revolving Credit, Term Loan and Guaranty Agreement, dated as of December 24, 2002 (as hereto amended and as the same may be further amended, modified or supplemented, the "Credit Agreement") among the Borrower, the Guarantors party thereto, the Collateral Agent and the Lenders from time to time party thereto; and

                    WHEREAS, unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein; and

                    WHEREAS, the Borrower has requested that various amendments to the Credit Agreement be effected pursuant to a Waiver, Consent and Twelfth Amendment (the "Twelfth Amendment") to the Credit Agreement, and the Grantor has requested that certain amendments be made to the SGR Agreement pursuant to this Amendment;

                    NOW, THEREFORE, the parties hereto hereby agree as follows:

                    53.    Amendment to Section 6(c)(iii). Section 6(c)(iii) of the SGR Agreement is hereby amended by inserting at the end thereof the following new sentence:

          "Notwithstanding anything to the contrary contained in this Section 6(c)(iii), the Grantor shall be permitted to (x) suspend, modify or discontinue service on or over any Route or Primary Route or (y)
          modify or discontinue the use of any Supporting Route Facilities (including, to the extent that the suspension of service over a relevant Primary Route is permitted by clause (2) below of this sentence,
          Supporting Route Facilities used for such Primary Route), in each case, to the extent that such suspension, reduction, modification or discontinuation results directly from the repossession by the applicable secured party, lessor or seller of any Section 1110 Total Asset so long as (1) the Grantor shall have given the Collateral Agent at least one (1) day's prior telephonic or electronic mail notice (it being understood for the avoidance of doubt that such period of prior notice shall not be subject to any extension or grace period pursuant to the operation of Section 7.01(d) of the Credit Agreement) of such suspension, modification or discontinuation and (2) in the case of a suspension of service over a
          Primary Route, such service suspension would not have a material adverse effect (as determined by the
          Appraiser) on the value of such Primary Route."

      Amendment to Section 6. Section 6 of the SGR Agreement is hereby amended by inserting the new Section 6(h) immediately following Section 6(g) appearing therein:
         "(h) Dispositions Permitted By Credit Agreement. Notwithstanding anything to the contrary contained in Section 6 of this Agreement, from and after the effectiveness of the Twelfth Amendment, the Grantor shall be permitted to (i) terminate, reject, return, surrender, assign or abandon Miscellaneous Airport
        Leases or Supporting Route Facilities solely to the extent permitted pursuant to Section 6.11(xx) of the Credit Agreement or (ii) sell or dispose of (including by assignment, license, sublicense, lease or sublease) domestic Gates and Supporting Route Facilities used for Primary Routes, solely to the extent
        permitted pursuant to Section 6.11(xxi) of the Credit Agreement.".                     54.    Amendment to Schedules. Schedule 4(h) to the SGR Agreement is hereby replaced in its entirety with Schedule I attached hereto.

                    55.    Waiver of Defaults. The Collateral Agent hereby waives any Event of Default under Section 9(a) of the SGR Agreement as a result of the occurrence of the "Events of Default" under the Credit Agreement that are being waived under Article II of the Twelfth Amendment.

                    56.    This Amendment shall not become effective until the later of (a) the date on which this Amendment shall have been executed by the Grantor and each Collateral Agent and each Collateral Agent shall have received evidence satisfactory to it of such execution and (b) the date on which each Collateral Agent shall have received evidence satisfactory to it that the Amendment Effective Date (as defined in the Twelfth Amendment) shall have occurred.

                    57.    Except to the extent hereby amended, the SGR Agreement remains in full force and effect and is hereby ratified and affirmed.

                    58.    The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Agents under the Credit Agreement.

                    59.    This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the SGR Agreement, (b) to prejudice any right or rights which the Collateral Agent or the Lenders may now have or have in the future under or in connection with the SGR Agreement, the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the SGR Agreement is referred to in the SGR Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the SGR Agreement as modified by this Amendment.

                    60.    This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                    61.    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES TO FOLLOW]

                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.

                    [Signature pages intentionally omitted in Exhibit C to Twelfth Amendment]

SCHEDULE I TO
SECOND AMENDMENT

Schedule 4(h)
Primary Routes

[Schedule intentionally omitted in Exhibit C to Twelfth Amendment]

Exhibit D
to Waiver, Consent and
Twelfth Amendment

AMENDED COVER PAGE

FOURTH AMENDED AND RESTATED
REVOLVING CREDIT, TERM LOAN AND GUARANTY AGREEMENT

Among

UNITED AIR LINES, INC.,
a Debtor and a Debtor-in-Possession under Chapter 11 of the Bankruptcy Code,

as Borrower,

and

UAL CORPORATION,
a Debtor and a Debtor-in-Possession under Chapter 11 of the Bankruptcy Code,

the Parent,

and

THE SUBSIDIARIES OF THE BORROWER AND THE PARENT NAMED HEREIN,
Each a Debtor and a Debtor-in-Possession under Chapter 11 of the Bankruptcy Code,

as Guarantors

and

THE LENDERS PARTY HERETO,

and

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Co-Administrative Agent, Co-Collateral Agent and Paying Agent,

CITICORP USA, INC.,
as Co-Administrative Agent and Co-Collateral Agent,

J.P. MORGAN SECURITIES INC.,
as Joint Lead Arranger and Joint Bookrunner,

CITIGROUP GLOBAL MARKETS, INC.,
as Joint Lead Arranger and Joint Bookrunner,

Dated as of December 24, 2002

Exhibit E
to Waiver, Consent and
Twelfth Amendment

SCHEDULE 1.01(C) TO CREDIT AGREEMENT

PRIMARY ROUTES

1.    All of United's right and authority as of December 24, 2002 to (x) operate scheduled foreign air transportation of persons, property and mail under the terms of the certificate of public convenience and necessity for Route 603 issued to United by the United States Department of Transportation pursuant to 49 USC Section 41102 (i) between the United States and any point in the United Kingdom, and (ii) beyond the United Kingdom on a fifth-freedom basis; (y) be designated to (i) serve London's Heathrow Airport ("LHR") pursuant to Annex 1, Section 7 of the Air Services Agreement of 1977 between the United States and the United Kingdom (the "U.K. ASA"), and (ii) serve U.S. Route 2 (Round the World Combination Air Service) described in Annex 1, Section 1 of the U.K. ASA; and (z) the airport authorizations ("Slots") specified in Schedule 1 attached hereto associated with United's operation at LHR during the 2002/2003 winter traffic season and those which United has been allocated to use during the 2003 peak traffic season.

2.    All of United's right and authority as of December 24, 2002 to (x) operate scheduled foreign air transportation of persons, property and mail under the terms of the certificate of public convenience and necessity for Route 130 issued to United by the United States Department of Transportation pursuant to 49 USC Section 41102 (i) between the United States and any point in Japan, and (ii) beyond Japan on a fifth-freedom basis; (y) be designated as a "U.S. incumbent combination carrier" under Part I, Section A of the Memorandum of Understanding concluded in 1998 between Japan and the United States amending the Air Services Agreement of 1952 between Japan and the United States; and (z) the Slots specified in Schedule 2 attached hereto associated with United's operations at Tokyo's Narita International Airport during the 2002/2003 winter traffic season and those which United has been allocated to use during the 2003 peak traffic season.

3.    All of United's right and authority as of December 24, 2002 to (x) operate scheduled foreign air transportation of persons, property and mail under the terms of the certificate of public convenience and necessity for Route 246 issued to United by the United States Department of Transportation pursuant to 49 U.SC Section 41102 and Notice of Action Taken in Docket OST-97-2126 (June 8, 2001) relating to route integration (i) between points in the United States and certain named points in the People's Republic of China (Beijing, Shanghai and Guangzhou); (y) be designated as a U.S. carrier under Article 3, section 1, of the Air Services Agreement between the United States and the People's Republic of China of 1980, as amended, ("PRC ASA") for service on United States Route A of Annex I of the PRC ASA; and (z) the frequencies allocated to United by the United States Department of Transportation in its Orders 01-1-6 (January 10, 2001), 99-8-9 (August 16, 1999); and Notice of Action Taken, Docket OST-96-1915 (November 13, 1998) pursuant to Annex V of the PRC ASA for services between the United States and the People's Republic of China.

4.    All of United's right and authority as of December 24, 2002 to (x) operate scheduled foreign air transportation services of persons, property and mail under the terms of the certificate of public convenience and necessity for Route 130 issued to United by the United States Department of Transportation pursuant to 49 USC Section 41102 (i) between the United States and Hong Kong, and (ii) between Hong Kong and, on the one hand, and Tokyo, Japan, Bangkok, Thailand, and Singapore, on the other hand, on a fifth-freedom basis; and (y) the combination service frequencies allocated to United by the United States Department of Transportation under the 1997 Air Services Agreement between the United States and the Hong Kong Special Administrative Region of the People's Republic of China, as amended ("Hong Kong ASA"), Annex, Appendix 1, United States Route 1: Combination Air Services, and United States Department of Transportation, Notice of Action Taken, Docket OST-02-13760 (November 22, 2002) and Order 85-11-57 (October 31, 1985) to operate services, on a fifth-freedom basis, between Hong Kong, on the one hand, and Tokyo, Japan, Bangkok, Thailand, and Singapore, on the other hand.

Exhibit F
to Waiver, Consent and
Twelfth Amendment

FORM OF OPINION

[Intentionally omitted]

Exhibit G
to Waiver, Consent and
Twelfth Amendment

ANNEX A

[Intentionally omitted]